UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2017 (May 18, 2017)

WildHorse Resource Development Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37964	81-3470246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9805 Katy Freeway, Suite 400

Houston, TX 77024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 568-4910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2017, WildHorse Resource Development Corporation (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). The proposals voted upon at the Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2017.

Proposal 1—Election of Directors

Jay C. Graham, Anthony Bahr, Richard D. Brannon, Jonathan M. Clarkson, Scott A. Gieselman, David W. Hayes, Grant E. Sims, and Tony R. Weber were elected to continue to serve as the Company’s directors until the 2018 Annual Meeting of Stockholders and until their respective successors are elected. Votes regarding the persons elected as directors were as follows:

Nominee	For	Withhold	Broker Non-Votes
Jay C. Graham	71,169,330	8,798,340	2,443,694

Anthony Bahr	72,169,030	7,798,640	2,443,694

Richard D. Brannon	71,169,240	8,798,430	2,443,694

Jonathan M. Clarkson	79,794,200	173,470	2,443,694

Scott A. Gieselman	71,168,730	8,798,940	2,443,694

David W. Hayes	71,169,540	8,798,130	2,443,694

Grant E. Sims	79,756,338	211,332	2,443,694

Tony R. Weber	71,169,540	8,798,130	2,443,694

Proposal 2—Ratification of the Appointment of KPMG LLP

The appointment of KPMG LLP as the Company’s independent auditor for 2017 was ratified. The voting results were as follows:

For	Against	Abstain
82,402,360	4,328	4,676

Proposal 3—Approval, by a Non-Binding Vote, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation for the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
78,287,587	1,669,052	11,031	2,443,694

Proposal 4—Approval, by a Non-Binding Vote, of the Frequency of Stockholder Advisory Votes on Executive Compensation

The Company’s stockholders voted, on an advisory basis, in favor of holding a future advisory stockholder vote to approve the Company’s executive compensation every three years. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain
12,195,790	6,301	67,762,628	2,951

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

By:	/s/ Kyle N. Roane
Name:	Kyle N. Roane
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: May 22, 2017

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